[EXHIBIT 99.1]

            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                               AND
                     CHIEF FINANCIAL OFFICER


In connection with the Quarterly Report of Med Gen Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Paul Kravitz, Chief Executive officer of the Company, and Jack Chien, Chief Financial officer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)       The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

(2) The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By: /s/Paul Kravitz
   -------------------------------
   Paul Kravitz
   Chief Executive Officer


January 12, 2004




By: /s/Jack Chien
   ------------------------------
   Jack Chien
   Chief Financial Officer

January 12, 2004